Reclassification of Operations of the Subsidiary Adexus S.A. as Discontinued Operations (Details) - Schedule of Reorganization Agreement Filed by Adexus, which Allows the Transfer of Adexus S.A. Shares - Adexus S.A. [Member]
S/ in Thousands
12 Months Ended
Dec. 31, 2021 PEN (S/)
Reclassification of Operations of the Subsidiary Adexus S.A. as Discontinued Operations (Details) - Schedule of Reorganization Agreement Filed by Adexus, which Allows the Transfer of Adexus S.A. Shares [Line Items]
Revenues	S/ 162,967
Operating costs	(157,299)
Gross profit	5,668
Administrative expenses	(21,698)
Other income and expenses, net	20
Operating loss	(16,010)
Financial expenses	(15,847)
Financial income	121
Loss before income tax	(31,736)
Income tax	4,962
Loss from discontinued operations	(26,774)
Net effect in consolidated	(26,774)
Cash flows relating to the discontinued operations are as follows:
Operating cash flows	786
Investing cash flows	(3,573)
Financing cash flows	8,449
Net increase generated in subsidiary	S/ 5,662